UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-02979
Morgan Stanley Tax-Exempt Securities Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: December 31, 2009
Date of reporting period: December 31, 2009

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Tax-Exempt Securities Trust performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended December 31, 2009

Total Return for the 12 Months ended December 31, 2009

Lipper
				Barclays	General
				Capital	Municipal
				Municipal	Debt
Class A	Class B	Class C	Class I	Bond Index[1]	Funds Index[2]
18.76%	18.40%	18.09%	18.95%	12.91%	18.50%

The performance of the Fund’s four share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The municipal bond market made a dramatic turnaround during the 12-month reporting period. Although the economy overall remained weak at the start of the year, certain economic indicators began to improve, indicating that perhaps the contraction in growth might be slowing. At the same time, the various policies enacted by the government to provide liquidity and ease the stress on the financial system appeared to be taking hold as credit conditions became more favorable. Investors, encouraged by these improvements, began to take on more risk, sparking a rebound in market performance. Ongoing positive news on the corporate, banking and economic fronts in the ensuing months helped to sustain the rally throughout the remainder of the year.

Renewed investor risk appetite led the higher-yielding, lower quality sector of the municipal market to outperform the investment-grade sector for the 12-month reporting period. Additionally, long-maturity bonds dramatically outperformed for the period, as the long end of the municipal yield curve (maturities of 22 years or more) returned 23.43 percent for the year, outpacing the 10-year segment of the curve (up 9.85 percent) by 13.58 percent.

After experiencing net outflows for much of 2008, municipal bond funds enjoyed net inflows of approximately $69 billion in 2009. Although the total new issue supply of municipal bonds increased during the year, the supply of tax-exempt municipal bonds declined as issuance of taxable Build America Bonds began displacing that of traditional tax-exempt paper.

Performance Analysis

All share classes of Morgan Stanley Tax-Exempt Securities Trust outperformed the Barclays Capital Municipal Bond Index (the “Index”) while Class A and Class I shares outperformed and Class B and Class C shares underperformed the Lipper General Municipal Debt Funds Index for the 12 months ended December 31, 2009, assuming no deduction of applicable sales charges.

The portfolio’s longer-dated municipal bonds were additive to performance during the period as significant spread tightening on the long end of the municipal yield curve led these issues to outperform shorter-dated issues. The Fund’s overweight allocations to essential services sectors also enhanced relative returns. These sectors tend to be less economically sensitive and they performed well during the reporting period. However, the Fund’s focus on higher quality, investment grade municipal securities dampened relative returns as the lower quality segment of the market outperformed for the overall reporting period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP FIVE SECTORS as of 12/31/09
Transportation	13.8%
General Obligation	13.3
Other Revenue	12.0
Hospital	10.0
Water/Sewer	7.8

LONG-TERM CREDIT ANALYSIS as of 12/31/09
Aaa/AAA	29.4%
Aa/AA	27.4
A/A	24.8
Baa/BBB	12.5
Ba/BB or Less	1.6
Non-Rated	4.3

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION as of 12/31/09
California	16.0%
Texas	13.7
New York	11.1
Illinois	8.4
New Jersey	7.0
Florida	5.9
Massachusetts	5.3
Washington	4.9
Puerto Rico	3.4
Colorado	2.9
Georgia	2.7
Iowa	2.5
District of Columbia	2.4
South Carolina	2.1
Michigan	1.9
Nevada	1.8
Arizona	1.6
Missouri	1.5
Ohio	1.4
Idaho	1.1
Maryland	0.9
Alaska	0.9
Utah	0.7
Wisconsin	0.7
North Carolina	0.7
Kentucky	0.7
Tennessee	0.6
Hawaii	0.5
Pennsylvania	0.4
Alabama	0.4
Kansas	0.4
Vermont	0.3
Oregon	0.2
Connecticut	0.2
Virginia	0.1
New Hampshire	0.0

Total Long-Term Investments†	105.3

Short-Term Investment	0.2
Other Assets in Excess of Liabilities	0.6
Floating Rate Note and Dealer Trusts Obligations	(6.1)

Net assets	100.0%

† Does not include open long/short futures contracts with an underlying face amount of $66,277,757 with net unrealized appreciation of $1,149,763.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Top five sectors are as a percentage of total investments and long-term credit analysis data are as a percentage of total long-term investments. Summary of investments by state classification are as a percentage of net assets. Securities are classified by sectors that represent broad groupings of related industries. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in securities that pay interest exempt from federal income taxes. This policy is fundamental and may not be changed without shareholder approval. The Fund’s “Investment Adviser,” Morgan Stanley Investment Advisors Inc., generally invests the Fund’s assets in municipal obligations. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments and/or their respective agencies.

For More Information
About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

(This Page Intentionally Left Blank)

Performance Summary

Performance of $10,000 Investment — Class A and I

Over 10 years

Average Annual Total Returns — Period Ended December 31, 2009

	Class A Shares	*	Class B Shares	**	Class C Shares	†	Class I Shares	††
	(since 03/27/80)		(since 07/28/97)		(since 07/28/97)		(since 03/27/80)
Symbol	TAXAX		TAXBX		TAXCX		TAXDX
1 Year	18.76%[3]		18.40%[3]		18.09%[3]		18.95%[3]

	13.71	[4]	13.40	[4]	17.09	[4]	—

5 Years	3.15	[3]	2.77	[3]	2.64	[3]	3.36	[3]

	2.26	[4]	2.44	[4]	2.64	[4]	—

10 Years	4.90	[3]	4.56	[3]	4.37	[3]	5.11	[3]

	4.45	[4]	4.56	[4]	4.37	[4]	—

Since Inception	7.29	[3]	4.19	[3]	3.92	[3]	7.53	[3]

	7.13	[4]	4.19	[4]	3.92	[4]	—

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses.
Prior to July 28, 1997 the Fund offered only one class of shares. Because the distribution arrangement for Class A most closely resembled the distribution arrangement applicable prior to the implementation of multiple classes (I.e., Class A is sold with a front-end sales charge), historical performance information has been restated to reflect the actual maximum sales charge applicable to Class A (i.e., 4.25%) as compared to the 4.00% sales charge in effect prior to July 28, 1997. In addition, Class A shares are now subject to an ongoing 12b-1 fee which is reflected in the restated performance for that class.
Because all shares of the fund held prior to July 28, 1997 were designated Class I (formerly Class D), the Fund’s historical performance has been restated to reflect the absence of any sales charge.

*	The maximum front-end sales charge for Class A is 4.25%.
**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.
†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.
††	Class I has no sales charge.
(1)	The Barclays Capital Municipal Bond Index tracks the performance of municipal bonds rated at least Baa or BBB by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively and with maturities of two years or greater. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(2)	The Lipper General Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper General Municipal Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper General Municipal Debt Funds classification as of the date of this report.
(3)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(4)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund’s current prospectus for complete details on fees and sales charges.
‡	Ending value assuming a complete redemption on December 31, 2009.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/09 – 12/31/09.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period@
			07/01/09 –
	07/01/09	12/31/09	12/31/09
Class A
Actual (9.10% return)	$1,000.00	$1,091.00	$4.59
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.82	$4.43
Class B
Actual (8.87% return)	$1,000.00	$1,088.70	$6.42
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.06	$6.21
Class C
Actual (8.84% return)	$1,000.00	$1,088.40	$6.95
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.55	$6.72
Class I
Actual (9.14% return)	$1,000.00	$1,091.40	$3.27
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.08	$3.16

@	Expenses are equal to the Fund’s annualized expense ratios of 0.87%, 1.22%, 1.32% and 0.62% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 0.88%, 1.23%, 1.33% and 0.63% for Class A, Class B, Class C and Class I shares, respectively.

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments - December 31, 2009

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Tax-Exempt Municipal Bonds (105.3%)
	Alabama (0.4%)
$3,710	County of Jefferson, School Ser 2004-A	5.25%	01/01/23	$3,103,897

	Alaska (0.9%)
9,000	Northern Tobacco Securitization Corp., Asset-Backed Ser 2006 A	5.00	06/01/32	6,732,180

	Arizona (1.6%)
3,250	Glendale Industrial Development Authority, Industrial Development Authority, John C Lincoln Health Ser 2005 B	5.25	12/01/23	3,208,822
2,250	Glendale Industrial Development Authority, Industrial Development Authority, John C Lincoln Health Ser 2005 B	5.25	12/01/25	2,186,100
2,000	Phoenix Civic Improvement Corp., Jr Lien Wastewater Ser 2004 (NATL-RE Insd)	5.00	07/01/27	2,058,380
2,375	State of Arizona, Ser 2008 A (COPs) (AGM Insd)	5.00	09/01/24	2,495,009
2,420	State of Arizona, Ser 2008 A (COPs) (AGM Insd)	5.00	09/01/26	2,511,839

				12,460,150

	California (16.0%)
4,535	Alameda County Joint Powers Authority, Ser 2008 A (AGM Insd)	5.00	12/01/25	4,764,562
3,025	Alvord Unified School District, 2007 Election, Ser 2008 A (AGM Insd) (a)	5.00	08/01/26	3,149,086
375	Alvord Unified School District, 2007 Election, Ser A (AGM Insd)	5.00	08/01/25	392,291
3,180	Beverly Hills Unified School District, Election of 2008 Ser 2009 (b)	0.00	08/01/26	1,353,026
40	Beverly Hills Unified School District, Election of 2008 Ser 2009 (b)	0.00	08/01/31	12,246
6,525	Beverly Hills Unified School District, Election of 2008 Ser 2009 (b)	0.00	08/01/32	1,874,502
3,000	California County Tobacco Securitization Agency, Los Angeles County Securitization Corp. Ser 2006 (b)	0.00 (c)	06/01/28	2,332,080
865	California Housing Finance Agency, Home 1983 Ser B (FHA Insd) (b)	0.00	08/01/15	551,351
4,000	California Housing Finance Agency, Ser 2006 K (AMT)	4.70	08/01/31	3,411,240
4,000	California Housing Finance Agency, Ser 2006 K (AMT)	4.75	08/01/36	3,301,040
5,000	California Statewide Communities Development Authority, Adventist Health Ser 2005 A	5.00	03/01/30	4,755,700
2,500	California Statewide Communities Development Authority, Huntington Memorial Hospital Ser 2005	5.00	07/01/35	2,342,700
7,000	California Statewide Communities Development Authority, John Muir Health Ser 2006 A	5.00	08/15/32	6,549,690
3,560	City of Loma Linda, University Medical Center Ser 2005 A	5.00	12/01/22	3,219,166
1,585	Clovis Unified School District, Election of 2004 Ser A (NATL-RE & FGIC Insd) (b)	0.00	08/01/29	482,173
5,030	El Segundo Unified School District, 2008 Ser A (b)	0.00	08/01/32	1,204,635
4,185	El Segundo Unified School District, Election of 2008 Ser 2009 A (b)	0.00	08/01/33	936,519
10,000	Foothill Eastern Transportation Corridor Agency, Ser 1999	5.875	01/15/27	9,763,300

See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments - December 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$50,000	Golden State Tobacco Securitization Corp., Enhanced Asset Backed Ser 2005 A (b)	0.00%	06/01/47	$1,849,000
6,500	Golden State Tobacco Securitization Corp., Enhanced Asset Backed Ser 2005 A	5.00	06/01/45	5,315,245
12,000	Golden State Tobacco Securitization Corp., Enhanced Asset Backed Ser 2007 A-1	5.125	06/01/47	8,056,920
1,960	Indio Redevelopment Agency, Merged Redevelopment Project Area, Ser 2008 A	5.25	08/15/26	1,911,098
780	Indio Redevelopment Agency, Tax Allocation Ser 2008 A	5.125	08/15/25	760,718
5,000	Long Beach Unified School District, Ser A	5.75	08/01/33	5,413,150
3,260	Menifee Union School District, 2008 Election Ser C (AGC Insd) (b)	0.00	08/01/35	644,111
4,770	Patterson Joint Unified School District, 2008 Election Ser B (AGM Insd) (b)	0.00	08/01/38	751,704
5,010	Patterson Joint Unified School District, 2008 Election Ser B (AGM Insd) (b)	0.00	08/01/39	738,023
5,260	Patterson Joint Unified School District, 2008 Election Ser B (AGM Insd) (b)	0.00	08/01/40	724,092
5,520	Patterson Joint Unified School District, 2008 Election Ser B (AGM Insd) (b)	0.00	08/01/41	711,528
5,800	Patterson Joint Unified School District, 2008 Election Ser B (AGM Insd) (b)	0.00	08/01/42	699,596
6,090	Patterson Joint Unified School District, 2008 Election Ser B (AGM Insd) (b)	0.00	08/01/43	687,257
145	Patterson Joint Unified School District, 2008 Election Ser B (AGM Insd) (b)	0.00	08/01/44	15,309
1,170	Patterson Joint Unified School District, Election of 2008 Ser 2009 B (AGM Insd) (b)	0.00	08/01/37	198,806
4,790	Port of Oakland, Ser 2002 L (AMT) (NATL-RE & FGIC Insd)	5.00	11/01/21	4,704,977
2,000	Riverside County Public Financing Authority, Air Force Village West, Inc. (COPs)	5.75	05/15/19	1,953,900
3,900	Riverside County Public Financing Authority, Air Force Village West, Inc. (COPs)	5.80	05/15/29	3,270,462
9,000	Southern California Public Power Authority, Mead-Adelanto 1994 Ser A (AMBAC Insd)	9.289 (d)	07/01/15	11,351,970
3,500	State of California, Various Purpose Dtd 04/01/02	6.00	04/01/19	3,918,110
20,000	State of California, Various Purpose Dtd 06/01/07	5.00	06/01/37	18,146,000

				122,217,283

	Colorado (2.9%)
35	Colorado Housing & Finance Authority, 1997 Ser C-2 (AMT)	6.875	11/01/28	35,541
145	Colorado Housing & Finance Authority, 1998 Ser A-2 (AMT)	6.60	05/01/28	148,698
20,000	E-470 Public Highway Authority, Ser 1997 B (NATL-RE Insd) (b)	0.00	09/01/14	16,177,800
5,000	E-470 Public Highway Authority, Ser 1997 B (NATL-RE Insd) (b)	0.00	09/01/16	3,525,600

See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments - December 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE		VALUE
$1,650	Metropolitan Football Stadium District, Sales Tax Ser 1999 A (NATL-RE Insd) (b)	0.00%	01/01/11		$1,629,573
750	Public Authority for Colorado Energy, Natural Gas Ser 2008	6.25	11/15/28		804,472

					22,321,684

	Connecticut (0.2%)
1,100	Connecticut State Health & Educational Facility Authority, Quinnipiac University Ser 2007 K-2 (NATL-RE Insd)	5.00	07/01/23		1,151,942

	District of Columbia (2.4%)
6,860	District of Columbia, Income Tax, Ser 2009 A (e)	5.25	12/01/27		7,625,455
12,000	District of Columbia Ballpark, Ser 2006 B-1 (NATL-RE & FGIC Insd)	5.00	02/01/31		10,840,080

					18,465,535

	Florida (5.9%)
8,500	City of Jacksonville, Transportation Ser 2001 (NATL-RE Insd)	5.00	10/01/26		8,601,575
2,500	County of Miami-Dade, Ser 2005 (NATL-RE Insd)	5.00	10/01/35		2,471,250
2,500	Florida State Mid-Bay Bridge Authority, Ser 1991 A (ETM)	6.875	10/01/22		3,306,850
4,485	Florida State Mid-Bay Bridge Authority, Sr Lien Crossover Refg Ser 1993 A (AMBAC Insd)	5.85	10/01/13		4,628,879
100	Highlands County Health Facilities Authority, Adventist Health/Sunbelt Ser 2006 C	5.25	11/15/16	(f)	118,232
3,900	Highlands County Health Facilities Authority, Adventist Health/Sunbelt Ser 2006 C	5.25	11/15/36		3,763,734
1,840	Mid-Bay Bridge Authority, Refg Ser 2008 A (AGC Insd)	5.00	10/01/27		1,948,118
18,000	South Miami Health Facilities Authority, Baptist Health South Florida Ser 2007 (e)	5.00	08/15/42		16,548,696
3,000	Tampa Bay Water Utility System Revenue, Ser 2001 A (NATL-RE & FGIC Insd)	6.00	10/01/29		3,597,720

					44,985,054

	Georgia (2.7%)
3,000	City of Atlanta, Airport Ser 2004 J (AGM Insd)	5.00	01/01/34		3,015,810
5,000	City of Atlanta, Atlanta Airport Ser 2000 A (NATL-RE Insd)	5.875	01/01/17		5,059,800
4,000	City of Atlanta, Atlanta Airport Ser 2004 C (AGM Insd)	5.00	01/01/33		4,022,400
3,000	City of Augusta, Water & Sewer Ser 2004 (AGM Insd)	5.25	10/01/39		3,119,100
5,000	County of Fulton, Ser 1998 (NATL-RE Insd)	4.75	01/01/28		5,010,500

					20,227,610

See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments - December 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON		MATURITY
THOUSANDS		RATE		DATE	VALUE
	Hawaii (0.5%)
$535	Hawaii State Housing Finance & Development Corp., Purchase 1997 Ser A (AMT)	5.75%		07/01/30	$542,153
3,460	State of Hawaii, Airport 2000 Ser B (AMT) (NATL-RE & FGIC Insd)	6.625		07/01/17	3,530,549

					4,072,702

	Idaho (1.1%)
4,230	Idaho Housing & Finance Association, Federal Highway Trust, Ser 2008 A (AGC Insd)	5.25		07/15/23	4,665,183
3,485	Idaho Housing & Finance Association, Federal Highway Trust, Ser 2008 A (AGC Insd)	5.25		07/15/24	3,826,251

					8,491,434

	Illinois (8.4%)
4,280	Chicago Park District, Ser 2004 A (AMBAC Insd)	5.00		01/01/26	4,429,715
4,840	Chicago Transit Authority, Federal Transit Administration Section 5309 Ser 2008 (AGC Insd)	5.25		06/01/25	5,121,688
5,000	City of Chicago, Chicago O’ Hare International Airport Ser 2005 A (NATL-RE Insd)	5.25		01/01/24	5,227,350
2,000	City of Chicago, Chicago Refg 2001 A (NATL-RE Insd) (b)	0.00	(c)	01/01/17	2,143,980
3,000	City of Chicago, Chicago Refg Ser 1995 A-2 (AMBAC Insd)	6.25		01/01/14	3,502,890
2,000	City of Chicago, Chicago Refg Ser 2001 A-2 (COPs) (g)	7.13		03/15/22	2,001,020
4,300	City of Chicago, Refg Ser 1996 A-2 (AMBAC Insd)	5.50		01/01/18	4,846,358
2,600	De Kalb County Community Unit School District No 428, Ser 2008 (AGM Insd)	5.00		01/01/26	2,763,696
990	De Kalb County Community Unit School District No 428, Ser 2008 (AGM Insd)	5.00		01/01/27	1,047,479
2,870	Illinois Finance Authority, Refg	6.125		05/15/25	2,865,494
2,000	Illinois Finance Authority, Rush University Medical Center Obligated Group Ser 2009 A	7.25		11/01/38	2,233,180
11,500	Kendall Kane & Will Counties Community Unit School District No 308, Ser 2008 (AGM Insd) (b)	0.00		02/01/23	6,069,355
3,295	Kendall Kane & Will Counties Community Unit School District No. 308, Ser 2008 (AGM Insd) (b)	0.00		02/01/20	2,081,583
20,000	Metropolitan Pier & Exposition Authority, Refg Ser 2002 B (NATL-RE Insd) (b)	0.00	(c)	06/15/22	15,813,200
3,495	State of Illinois, Civic Center Dedicated Tax Ser 1991 (AMBAC Insd)	6.25		12/15/20	3,923,103

					64,070,091

	Iowa (2.5%)
5,815	State of Iowa, IJOBS Program Ser 2009 A (e)	5.00		06/01/25	6,327,102
4,360	State of Iowa, IJOBS Program Ser 2009 A (e)	5.00		06/01/26	4,724,907
3,500	Tobacco Settlement Authority of Iowa, Ser 2005 C	5.375		06/01/38	2,566,410

See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments - December 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE		VALUE
$5,250	Tobacco Settlement Authority of Iowa, Ser 2005 C	5.50%	06/01/42		$3,821,632
1,275	Washington County Hospital, Ser 2006	5.50	07/01/32		1,210,409

					18,650,460

	Kansas (0.4%)
3,000	Wyandotte County-Kansas City Unified Government, Area B Refg Ser 2005	5.00	12/01/20		3,030,450

	Kentucky (0.7%)
5,000	Louisville & Jefferson County Metropolitan Sewer District, Ser 1998 A (NATL-RE & FGIC Insd)	4.75	05/15/28		5,008,700

	Maryland (0.9%)
2,500	County of Baltimore, Oak Crest Village Ser 2007 A	5.00	01/01/37		2,188,850
1,925	Maryland Health & Higher Educational Facilities Authority, King Farm Presbyterian Community 2006 Ser B	5.00	01/01/17		1,758,584
3,000	Maryland Health & Higher Educational Facilities Authority, Medstar Health Refg Ser 2004	5.50	08/15/33		3,046,200

					6,993,634

	Massachusetts (5.3%)
6,000	Boston Water & Sewer Commission, 1998 Ser D (NATL-RE & FGIC Insd)	4.75	11/01/22		6,014,640
575	Massachusetts Health & Educational Facilities Authority, Malden Hospital – FHA Ins Mtge Ser A	5.00	08/01/10	(f)	585,402
2,100	Massachusetts Health & Educational Facilities Authority, Boston College Ser M-2	5.50	06/01/30		2,503,872
20,955	Massachusetts Health & Educational Facilities Authority, Harvard University Ser A (e)	5.50	11/15/36		23,439,984
6,680	Massachusetts Health & Educational Facilities Authority, Massachusetts Institute of Technology Ser O (e)	5.50	07/01/36		7,458,772

					40,002,670

	Michigan (1.9%)
4,100	City of Detroit Water Supply System, Refg Ser 2006 C (AGM Insd)	5.00	07/01/26		4,129,397
10,000	Michigan Strategic Fund, Detroit Edison Co Ser 1999 B (AMT)	5.65	09/01/29		10,016,400

					14,145,797

	Missouri (1.5%)
240	Missouri Housing Development Commission, Homeownership 1997 Ser C-1	6.55	09/01/28		247,490
125	Missouri Housing Development Commission, Homeownership Ser 2000 B-1 (AMT)	7.45	09/01/31		129,049

See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments - December 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$10,000	Missouri State Health & Educational Facilities Authority, Barnes-Jewish/Christian Health Ser 1993 A	5.25%	05/15/14	$10,924,600

				11,301,139

	Nevada (1.8%)
4,000	Clark County School District, Limited Tax Ser 2007 C	5.00	06/15/26	4,148,680
5,000	County of Clark, Airport Sub Lien Ser 2004 (AMT) (NATL-RE & FGIC Insd)	5.50	07/01/23	5,053,500
3,000	County of Clark, Transportation Ser 1992 A (AMBAC Insd)	6.50	06/01/17	3,607,860
2,850	Director of the State of Nevada Department of Business & Industry, Las Vegas Monorail 1st Tier Ser 2000 (AMBAC Insd)	5.375	01/01/40	728,944

				13,538,984

	New Hampshire (0.0%)
275	New Hampshire Housing Finance Authority, Mortgage Acquisition 2000 Ser B (AMT)	6.70	07/01/29	278,710

	New Jersey (7.0%)
2,000	New Jersey Economic Development Authority, Cigarette Tax Ser 2004	5.50	06/15/31	1,850,660
715	New Jersey Economic Development Authority, Cigarette Tax Ser 2004	5.75	06/15/34	676,454
4,000	New Jersey Economic Development Authority, Continental Airlines Inc Ser 1999 (AMT)	6.25	09/15/19	3,684,920
3,885	New Jersey Economic Development Authority, School Facilities Construction Ser N-1 (AMBAC Insd)	5.50	09/01/24	4,338,535
9,000	New Jersey Health Care Facilities Financing Authority, Robert Wood Johnson University Hospital Ser 2000	5.75	07/01/25	9,044,370
10,000	New Jersey State Turnpike Authority, Ser 2003 A (FGIC Insd)	5.00	01/01/27	10,222,000
19,265	New Jersey Transportation Trust Fund Authority, Ser 2006 C (AGC Insd) (b)	0.00	12/15/26	8,133,298
9,000	Passaic Valley Sewage Commissioners, Ser F (NATL-RE & FGIC Insd)	5.00	12/01/19	9,001,530
7,000	Tobacco Settlement Financing Corp., Ser 2007-1 A	4.625	06/01/26	5,810,770
5,000	Tobacco Settlement Financing Corp., Ser 2007-1 B (b)	0.00	06/01/41	270,800

				53,033,337

	New York (11.1%)
1,430	Brooklyn Arena Local Development Corp., 2009	6.25	07/15/40	1,456,083
600	Brooklyn Arena Local Development Corp., 2009	6.375	07/15/43	610,206
2,225	City of New York, Subser 2008 L-1	5.00	04/01/27	2,339,966
5,000	Long Island Power Authority, Ser 2000 A (AGM Insd) (b)	0.00	06/01/17	3,972,750
5,000	Metropolitan Transportation Authority, State Service Contract Ser 2002 B (NATL-RE Insd)	5.50	07/01/24	5,180,350
2,795	New York City Housing Development Corp., Ruppert - FHA Ins Sec 223F	6.50	11/15/18	2,939,745
3,000	New York City Industrial Development Agency, 7 World Trade Center LLC Ser 2005 A	6.50	03/01/35	2,803,170

See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments - December 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$6,000	New York City Industrial Development Agency, 7 World Trade Center, LLC Ser 2005 A	6.25%	03/01/15	$5,931,540
5,000	New York City Industrial Development Agency, Yankee Stadium Ser 2006 (NATL-RE Insd)	4.75	03/01/46	4,377,750
7,000	New York City Transitional Finance Authority, Refg 2003 Ser D (NATL-RE Insd)	5.25	02/01/21	7,600,460
5,570	New York City Transitional Finance Authority, Ser 2009 (e)	5.00	05/01/28	5,980,086
4,455	New York City Transitional Finance Authority, Ser 2009 A (e)	5.00	05/01/29	4,782,996
4,455	New York City Transitional Finance Authority, Ser 2009 A (e)	5.00	05/01/30	4,782,996
2,000	New York State Dormitory Authority, State University 1990 Ser A	7.50	05/15/13	2,359,220
5,000	New York State Dormitory Authority, State University 1993 Ser A	5.25	05/15/15	5,560,450
8,815	New York State Dormitory Authority, Suffolk County Judicial Ser 1986 (ETM)	7.375	07/01/16	10,542,123
10,000	Sales Tax Asset Receivable Corp., 2005 Ser A (AMBAC Insd)	5.00	10/15/29	10,482,400
3,000	Westchester Tobacco Asset Securitization, Ser 2005	5.125	06/01/38	2,458,320

				84,160,611

	North Carolina (0.7%)
4,750	North Carolina Municipal Power Agency No 1 Catawba, Ser 1998 A (NATL-RE Insd)	5.50	01/01/15	5,411,057

	Ohio (1.4%)
3,895	City of Cleveland, Ser 2008 B-1 (NATL-RE Insd) (b)	0.00	11/15/25	1,871,937
3,000	County of Erie, Firelands Regional Medical Center Ser 2002	5.625	08/15/32	2,740,500
5,000	County of Lorain, Catholic Health Ser 9 2001 A	5.25	10/01/33	4,946,050
1,140	Ohio State Water Development Authority, Ser 2009 A	5.875	06/01/33	1,231,941

				10,790,428

	Oregon (0.2%)
1,280	Jackson County School District No 549C Ser 2008	4.25	06/15/23	1,312,538

	Pennsylvania (0.4%)
1,685	Chester County Industrial Development Authority, RHA/PA Nursing Home, Inc. Ser 1989 (h)	8.50	05/01/32	1,707,613
2,000	Montgomery County Industrial Development Authority, White Marsh Ser 2005	6.125	02/01/28	1,514,100

				3,221,713

	Puerto Rico (3.4%)
15,000	Puerto Rico Electric Power Authority, Ser O (ETM) (b)	0.00	07/01/17	11,403,150
10,000	Puerto Rico Highway & Transportation Authority, Refg Ser 1993 X	5.50	07/01/15	10,475,500
3,815	Puerto Rico Sales Tax Financing Corp., Ser 2009 A	5.00	08/01/39	4,002,355

				25,881,005

See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments - December 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	South Carolina (2.1%)
$5,000	Charleston Educational Excellence Finance Corp., Charleston County School District Ser 2005	5.25%	12/01/30	$5,148,200
1,025	County of Richland, Environmental Improvement, Paper Co. Ser 2007 A	4.60	09/01/12	1,036,224
210	Lexington County Health Services District, Inc., Ser 2007 A	5.00	11/01/16	225,632
4,995	South Carolina Transportation Infrastructure Bank, Ser 2002 A (AMBAC Insd)	5.25	10/01/22	5,211,084
4,430	South Carolina Transportation Infrastructure Bank, Ser 2002A (AMBAC Insd)	5.25	10/01/21	4,651,278

				16,272,418

	Tennessee (0.6%)
4,600	Tennessee Energy Acquisition Corp., Ser 2006 A	5.25	09/01/19	4,665,826

	Texas (13.7%)
5,000	City of Houston, Airport Sub Lien Ser 2000 A (AMT) (AGM Insd)	5.875	07/01/17	5,096,150
5,000	City of Houston, Combined Utility First Lien Refg Ser 2004 A (AGM Insd)	5.25	05/15/25	5,249,400
20,000	City of Houston, First Lien Refg Ser 2004 A (AGM Insd)	5.25	05/15/22	21,162,200
8,750	City of Houston, Ser 2001 B (CR) (AGM & AMBAC Insd) (b)	0.00	09/01/26	3,659,075
3,600	City of Houston, Ser 2001 B (CR) (AGM & AMBAC Insd) (b)	0.00	09/01/27	1,411,632
5,000	City of San Antonio, Water & Refg Ser 2002 (AGM Insd)	5.00	05/15/28	5,177,200
2,920	County of Harris, Refg Ser 2009 A	5.00	08/15/31	3,056,101
6,665	County of Harris, Ser 2007 C (AGM Insd)	5.25	08/15/31	7,725,335
10,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Ser 2003 A (AMT) (AGM Insd)	5.25	11/01/24	10,123,800
2,840	Friendswood Independent School District, Schoolhouse Ser 2008	5.00	02/15/26	3,106,222
3,180	Harris County Health Facilities Development Corp., Thermal Utility, Ser 2008 (AGC Insd)	5.00	11/15/27	3,299,791
3,860	Harris County Health Facilities Development Corp., Thermal Utility, Teco Ser 2008 (AGC Insd)	5.00	11/15/26	4,025,517
6,875	Houston Independent School District, Schoolhouse Ser 2008	5.00	02/15/26	7,463,431
5,000	Lubbock Health Facilities Development Corp., Carillon Senior Life Care Ser 2005 A	6.625	07/01/36	4,402,800
2,165	North Texas Tollway Authority, Refg First Tier 2008 D (AGC Insd) (b)	0.00	01/01/29	742,833
22,800	North Texas Tollway Authority, Refg Ser 2008 D (AGC Insd) (b)	0.00	01/01/28	8,378,088
4,710	North Texas Tollway Authority, Refg Ser 2008 D (AGC Insd) (b)	0.00	01/01/31	1,408,997
2,700	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources System Ser 2007 A	5.00	02/15/17	2,881,305
1,610	Texas A&M University, System Health Science Center Ser 2009 A	5.00	05/15/25	1,771,869
1,610	Texas Private Activity Bond Surface Transportation Corp., Senior Lien	6.875	12/31/39	1,669,586

See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments - December 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$1,000	Texas State Turnpike Authority, First Tier Ser 2002 (CR) (BHAC & AMBAC Insd) (b)	0.00%	08/15/27	$411,700
1,790	Victoria Independent School District, School Building Ser 2008	5.00	02/15/23	1,982,729

				104,205,761

	Utah (0.7%)
5,000	City of Salt Lake City, IHC Hospital Inc Ser 1983 (ETM)	5.00	06/01/15	5,632,700

	Vermont (0.3%)
2,550	Vermont Economic Development Authority, Wake Robin Corp Ser 2006 A	5.375	05/01/36	2,093,856

	Virginia (0.1%)
1,000	Tobacco Settlement Financing Corp., Asset Backed Ser 2005	5.50	06/01/26	1,122,510

	Washington (4.9%)
2,450	City of Seattle, Ser 2008	5.00	06/01/25	2,639,164
10,000	City of Seattle, Water Refg 2003 (NATL-RE Insd)	5.00	09/01/20	10,542,500
10,000	City of Seattle, Water Refg 2003 (NATL-RE Insd)	5.00	09/01/23	10,642,600
5,000	Grant County Public Utility District No 2, Electric Refg Ser 2001 H (AGM Insd)	5.375	01/01/18	5,346,550
2,500	Grant County Public Utility District No 2 Priest Rapids, Wanapum Hydro Refg Ser A 2005 (NATL-RE Insd)	5.00	01/01/38	2,516,475
3,500	Port of Seattle, Passenger Facility Ser 1998 A (NATL-RE Insd)	5.00	12/01/23	3,510,430
2,250	State of Washington, Motor Vehicle Fuel Tax Ser 2008 B	5.00	07/01/27	2,425,523

				37,623,242

	Wisconsin (0.7%)
5,000	State of Wisconsin, Ser 2009 A	5.625	05/01/28	5,512,650

	Total Tax-Exempt Municipal Bonds (Cost $789,835,453)			802,189,758

	Short-Term Investment (0.2%)
	U.S. Government Obligation (a)(i)
1,500	U.S. Treasury Bills (Cost $1,499,211)	0.152	05/06/10	1,499,230

	Total Investments (Cost $791,334,664) (j)(k)		105.5%	803,688,988
	Other Assets in Excess of Liabilities		0.6	4,665,888
	Floating Rate Note and Dealer Trusts Obligations Related to Securities Held
	Notes with interest rates ranging from 0.21% to 0.25% at December 31, 2009 and contractual maturities of collateral ranging from 06/01/25 to 08/15/42
	(See Note 1D) (l)		(6.1)	(46,695,000)

	Net Assets		100.0%	$761,659,876

See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Portfolio of Investments - December 31, 2009 continued

AMT	Alternative Minimum Tax.
COPs	Certificates of Participation.
CR	Custodial Receipts.
ETM	Escrowed to Maturity.
(a)	A portion of this security has been physically segregated in connection with open futures contracts.
(b)	Capital appreciation bond.
(c)	Security is a “step-up” bond where the coupon increases on a predetermined future date.
(d)	Current coupon rate for an inverse floating rate municipal obligation. This rate resets periodically as the auction rate on the related security changes. Position in an inverse floating rate municipal obligation has a total value of $11,351,970 which represents 1.5% of net assets.
(e)	Underlying security related to inverse floater entered into by the Fund (See Note 1D).
(f)	Prefunded to call date shown.
(g)	Security purchased on a when-issued basis.
(h)	Illiquid security.
(i)	Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(j)	Securities have been designated as collateral in connection with securities purchased on a when-issued basis, open futures contracts, and inverse floating rate municipal obligations.
(k)	The aggregate cost for federal income tax purposes is $789,908,171. The aggregate gross unrealized appreciation is $41,603,165 and the aggregate gross unrealized depreciation is $27,822,348 resulting in net unrealized appreciation of $13,780,817.
(l)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at December 31, 2009.

Bond Insurance:
AGC	Assured Guaranty Corporation.
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Assurance Corporation.
BHAC	Berkshire Hathaway Assurance Corporation.
FGIC	Financial Guaranty Insurance Company.
FHA	Federal Housing Administration.
NATL-RE	National Public Finance Guarantee Corporation.

Futures Contracts Open at December 31, 2009:

				UNREALIZED
NUMBER OF		DESCRIPTION, DELIVERY	UNDERLYING FACE	APPRECIATION
CONTRACTS	LONG/SHORT	MONTH AND YEAR	AMOUNT AT VALUE	(DEPRECIATION)
111	Long	U.S. Treasury Notes 2 Year, March 2010	$24,005,484	$(157,828)
75	Long	U.S. Treasury Notes 5 Year, March 2010	8,578,710	(208,751)
52	Long	U.S. Treasury Notes 10 Year, March 2010	6,003,563	(230,023)
240	Short	U.S. Treasury Bonds 30 Year, March 2010	(27,690,000)	1,746,365

		Net Unrealized Appreciation		$1,149,763

See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Financial Statements

Statement of Assets and Liabilities
December 31, 2009

Assets:
Investments in securities, at value (cost $791,334,664)	$803,688,988
Receivable for:
Interest	10,556,851
Investments sold	352,151
Variation margin	57,195
Shares of beneficial interest sold	29,607
Dividends from affiliate	519
Prepaid expenses and other assets	69,807

Total Assets	814,755,118

Liabilities:
Floating rate note and dealer trusts obligations	46,695,000
Payable for:
Investment purchased	2,128,340
Shares of beneficial interest redeemed	1,937,561
Dividends to shareholders	390,370
Investment advisory fee	254,010
Distribution fee	68,055
Administration fee	52,041
Transfer agent fee	28,585
Payable to bank	1,320,025
Accrued expenses and other payables	221,255

Total Liabilities	53,095,242

Net Assets	$761,659,876

Composition of Net Assets:
Paid-in-capital	$765,497,410
Net unrealized appreciation	13,504,087
Accumulated undistributed net investment income	1,667,434
Accumulated net realized loss	(19,009,055)

Net Assets	$761,659,876

Class A Shares:
Net Assets	$163,065,447
Shares Outstanding (unlimited shares authorized, $.01 par value)	15,252,659
Net Asset Value Per Share	$10.69

Maximum Offering Price Per Share, (net asset value plus 4.44% of net asset value)	$11.16

Class B Shares:
Net Assets	$36,375,072
Shares Outstanding (unlimited shares authorized, $.01 par value)	3,387,904
Net Asset Value Per Share	$10.74

Class C Shares:
Net Assets	$23,746,301
Shares Outstanding (unlimited shares authorized, $.01 par value)	2,219,035
Net Asset Value Per Share	$10.70

Class I Shares:
Net Assets	$538,473,056
Shares Outstanding (unlimited shares authorized, $.01 par value)	50,399,265
Net Asset Value Per Share	$10.68

See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Financial Statements continued

Statement of Operations
For the year ended December 31, 2009

Net Investment Income:
Income
Interest	$42,859,719
Dividends from affiliate	26,977

Total Income	42,886,696

Expenses
Investment advisory fee	2,999,636
Distribution fee (Class A shares)	390,427
Distribution fee (Class B shares)	255,055
Distribution fee (Class C shares)	160,712
Administration fee	610,234
Transfer agent fees and expenses	404,661
Interest and residual trust expenses	268,956
Shareholder reports and notices	103,431
Professional fees	102,547
Registration fees	52,461
Trustees’ fees and expenses	33,356
Custodian fees	32,589
Other	102,238

Total Expenses	5,516,303
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(12,967)

Net Expenses	5,503,336

Net Investment Income	37,383,360

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	(16,709,785)
Futures contracts	1,857,354

Net Realized Loss	(14,852,431)

Change in Unrealized Appreciation/Depreciation on:
Investments	103,170,822
Futures contracts	5,914,906

Net Change in Unrealized Appreciation/Depreciation	109,085,728

Net Gain	94,233,297

Net Increase	$131,616,657

See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	DECEMBER 31, 2009	DECEMBER 31, 2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$37,383,360	$40,926,928
Net realized gain (loss)	(14,852,431)	1,841,673
Net change in unrealized appreciation/depreciation	109,085,728	(137,683,033)

Net Increase (Decrease)	131,616,657	(94,914,432)

Dividends and Distributions to Shareholders from:
Net investment income
Class A shares	(7,296,867)	(7,398,282)
Class B shares	(1,844,917)	(2,558,248)
Class C shares	(968,439)	(1,006,318)
Class I shares	(26,666,440)	(30,302,604)
Net realized gain
Class A shares	—	(1,304,985)
Class B shares	—	(444,252)
Class C shares	—	(193,147)
Class I shares	—	(4,887,753)

Total Dividends and Distributions	(36,776,663)	(48,095,589)

Net decrease from transactions in shares of beneficial interest	(64,010,875)	(90,490,906)

Net Increase (Decrease)	30,829,119	(233,500,927)
Net Assets:
Beginning of period	730,830,757	964,331,684

End of Period (Including accumulated undistributed net investment income of $1,667,434 and $948,064, respectively)	$761,659,876	$730,830,757

See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Notes to Financial Statements - December 31, 2009

1. Organization and Accounting Policies
Morgan Stanley Tax-Exempt Securities Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended the (“Act”), as a diversified, open-end management investment company. The Fund’s investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital. The Fund was incorporated in Maryland on December 31, 1979, commenced operations on March 27, 1980 and reorganized as a Massachusetts business trust on April 30, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

For the period January 1, 2009 to January 20, 2009, the Fund assessed a 2% redemption fee on Class A shares, Class B shares, Class C shares, and Class I shares, which was paid directly to the Fund, for shares redeemed or exchanged within seven days of purchase, subject to certain exceptions. The redemption fee was designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The Board of Trustees approved the elimination of redemption fees, effective January 21, 2009.

Morgan Stanley announced on October 19, 2009 that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”), a leading global investment management company. The Trustees of the Fund approved an Agreement and Plan of Reorganization (the “Plan”). Pursuant to the Plan, substantially all of the assets of the Fund would be combined with those of a newly organized mutual fund advised by an affiliate of Invesco Ltd. (the “New Fund”). Pursuant to the Plan, shareholders of the Fund would become shareholders of the New Fund, receiving shares of such New Fund equal to the value of their holdings in the Fund. The Plan is subject to the approval of the Fund’s shareholders at a special meeting of shareholders anticipated to be held during the second quarter of 2010.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and ask price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or

Morgan Stanley Tax-Exempt Securities Trust
Notes to Financial Statements - December 31, 2009 continued

other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to represent the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; (3) interest rate swaps are marked-to-market daily based upon quotations from market makers; (4) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Floating Rate Note and Dealer Trusts Obligations Related to Securities Held — The Fund enters into transactions in which it transfers to Dealer Trusts (“Dealer Trusts”), fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The Fund enters into shortfall agreements with the Dealer Trusts which commit the Fund to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts. The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes

Morgan Stanley Tax-Exempt Securities Trust
Notes to Financial Statements - December 31, 2009 continued

reflected as Fund liabilities under the caption “floating rate note and dealer trusts obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “interest” and records the expenses related to floating rate note and dealer trusts obligations and any administrative expenses of the Dealer Trusts under the caption “interest and residual trust expenses” on the Statement of Operations. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. At December 31, 2009, the Fund’s investments with a value of $81,670,994 are held by the Dealer Trusts and serve as collateral for the $46,695,000 in floating rate note and dealer trusts obligations outstanding at that date. The range of contractual maturities of the floating rate note and dealer trusts obligations and interest rates in effect at December 31, 2009 are presented in the Portfolio of Investments.

E. Futures — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Interest Rate Swaps — Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on the Statement of Operations.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract,

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Notes to Financial Statements - December 31, 2009 continued

the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

G. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and non-taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four-year period ended December 31, 2009, remains subject to examination by taxing authorities.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (“IRS”) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable.

H. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

I. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

J. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through February 25, 2010, the date of issuance of these financial statements.

Morgan Stanley Tax-Exempt Securities Trust
Notes to Financial Statements - December 31, 2009 continued

2. Fair Valuation Measurements
Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is the summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2009 USING
		UNADJUSTED
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)

Assets:
Tax-Exempt Municipal Bonds	$802,189,758	—	$802,189,758	—
US Government Obligation	1,499,230	—	1,499,230	—
Futures	1,746,365	$1,746,365	—	—

Total	$805,435,353	$1,746,365	$803,688,988	—

Liabilities:
Futures	$(596,602)	$(596,602)	—	—

Morgan Stanley Tax-Exempt Securities Trust
Notes to Financial Statements - December 31, 2009 continued

3. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are specific types of derivative financial instruments used by the Fund.

Futures  To hedge against adverse interest rate changes, the Fund may invest in financial futures contracts or municipal bond index futures contracts (“futures contracts”). These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Transactions in futures contracts for the year ended December 31, 2009, were as follows:

NUMBER OF
CONTRACTS

Futures, outstanding at beginning of the period	8,093
Futures opened	17,178
Futures closed	(24,793)

Futures, outstanding at end of the period	478

Interest Rate Swaps  The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

There were no transactions in interest rate swaps for the year ended December 31, 2009.

Morgan Stanley Tax-Exempt Securities Trust
Notes to Financial Statements - December 31, 2009 continued

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of December 31, 2009.

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
PRIMARY RISK EXPOSURE	BALANCE SHEET LOCATION	FAIR VALUE	BALANCE SHEET LOCATION	FAIR VALUE

Interest Rate Risk	Variation margin	$1,746,365†	Variation margin	$(596,602	)†

†	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the year ended December 31, 2009.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES

Interest Rate Risk	$1,857,354

CHANGES IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES

Interest Rate Risk	$5,914,906

4. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”), the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding $500 million 0.345% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.295% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.27% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; 0.245% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $2.5 billion; and 0.22% to the portion of the daily net assets exceeding $2.5 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Morgan Stanley Tax-Exempt Securities Trust
Notes to Financial Statements - December 31, 2009 continued

5. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the “Distributor”), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A – up to 0.25% of the average daily net assets of Class A shares; (ii) Class B – up to 0.60% of the average daily net assets of Class B shares; and (iii) Class C – up to 0.70% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $3,649,322 at December 31, 2009.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.70% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended December 31, 2009, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.70%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 2009, it received contingent deferred sales charges from certain redemptions of the Fund’s Class A shares, Class B shares and Class C shares of $645, $33,082 and $2,453, respectively and received $31,283 in front-end sales charges from sales of the Fund’s Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.
6. Security Transactions and Transactions with Affiliates
The Fund invests in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class. For the year ended December 31, 2009, advisory fees paid were reduced by $12,967

Morgan Stanley Tax-Exempt Securities Trust
Notes to Financial Statements - December 31, 2009 continued

relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as “dividends from affiliate” in the Statement of Operations and totaled $26,977 for the year ended December 31, 2009. During the year ended December 31, 2009, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class aggregated $175,925,083 and $193,197,224, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2009 aggregated $161,348,933 and $166,847,758, respectively. Included in the aforementioned transactions are sales of $2,977,500 with other Morgan Stanley funds, resulting in realized losses of $22,500.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended December 31, 2009, included in “trustees’ fees and expenses” in the Statement of Operations amounted to $13,910. At December 31, 2009, the Fund had an accrued pension liability of $105,879, which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Tax-Exempt Securities Trust
Notes to Financial Statements - December 31, 2009 continued

7. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR		FOR THE YEAR
	ENDED		ENDED
	DECEMBER 31, 2009		DECEMBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	1,841,891	$18,739,745	1,621,221	$17,257,725
Conversion from Class B	207,074	2,102,891	265,183	2,883,881
Reinvestment of dividends and distributions	664,829	6,821,933	780,955	8,057,150
Redeemed	(2,419,692)	(24,863,933)	(3,029,335)	(31,673,197)

Net increase (decrease) – Class A	294,102	2,800,636	(361,976)	(3,474,441)

CLASS B SHARES
Sold	594,728	6,083,199	760,422	8,179,410
Conversion to Class A	(206,151)	(2,102,891)	(264,052)	(2,883,881)
Reinvestment of dividends and distributions	163,419	1,677,618	260,810	2,709,832
Redeemed	(2,103,944)	(21,558,910)	(2,179,261)	(23,071,603)

Net decrease – Class B	(1,551,948)	(15,900,984)	(1,422,081)	(15,066,242)

CLASS C SHARES
Sold	283,490	2,883,083	187,720	1,978,480
Reinvestment of dividends and distributions	86,484	888,095	108,999	1,126,221
Redeemed	(361,693)	(3,700,056)	(482,202)	(5,103,771)

Net increase (decrease) – Class C	8,281	71,122	(185,483)	(1,999,070)

CLASS I SHARES
Sold	256,104	2,596,573	473,440	5,098,306
Reinvestment of dividends and distributions	2,279,258	23,347,837	2,957,046	30,572,791
Redeemed	(7,507,652)	(76,926,059)	(10,124,556)	(105,622,250)

Net decrease – Class I	(4,972,290)	(50,981,649)	(6,694,070)	(69,951,153)

Net decrease in Fund	(6,221,855)	$(64,010,875)	(8,663,610)	$(90,490,906)

8. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Morgan Stanley Tax-Exempt Securities Trust
Notes to Financial Statements - December 31, 2009 continued

The tax character of distributions paid was as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	DECEMBER 31, 2009	DECEMBER 31, 2008
Tax-exempt income	$36,776,663	$40,592,991
Ordinary income	—	672,461
Long-term capital gains	—	6,830,137

Total distributions	$36,776,663	$48,095,589

As of December 31, 2009, the tax-basis components of accumulated losses were as follows:

Undistributed tax-exempt income	$408,674
Undistributed long-term gains	—

Net accumulated earnings	408,674
Capital loss carryforward	(17,917,616)
Temporary differences	(109,409)
Net unrealized appreciation	13,780,817

Total accumulated losses	$(3,837,534)

As of December 31, 2009, the Fund had a net capital loss carryforward of $17,917,616 to offset future capital gains to the extent provided by regulations, which will expire on December 31, 2017.

As of December 31, 2009, the Fund had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities and mark-to-market of open futures contracts.

Permanent differences, primarily due to gains on paydowns and tax adjustments on debt securities sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at December 31, 2009:

ACCUMULATED
UNDISTRIBUTED	ACCUMULATED
NET INVESTMENT	NET REALIZED
INCOME	LOSS	PAID-IN-CAPITAL
$112,673	$(114,978)	$2,305

9. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent and custodian. For the year ended December 31, 2009, the Fund did not have an expense offset.

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Notes to Financial Statements - December 31, 2009 continued

10. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Fund in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Fund. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Fund is paid the residual cash flow from the bonds held by the special purpose trust.

The Fund generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.

In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

The Fund may also invest in private placement securities. TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices

Morgan Stanley Tax-Exempt Securities Trust
Notes to Financial Statements - December 31, 2009 continued

realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.
11. Accounting Pronouncements
In June 2009, the Financial Accounting Standards Board (“FASB”) issued new guidance related to Transfers and Servicing. The new guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The new guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009 and earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date. The impact of this new guidance on the Fund’s financial statements, if any, is currently being assessed.

On January 21, 2010, FASB issued Accounting Standards Update (“ASU”) 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. At this time, the Fund’s management is evaluating the implications of ASU 2010-06.

Morgan Stanley Tax-Exempt Securities Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED DECEMBER 31,
	2009		2008		2007		2006		2005
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$ 9.43		$11.19		$11.56		$11.55		$11.82

Income (loss) from investment operations:
Net investment income	0.49		0.48		0.50		0.50		0.52
Net realized and unrealized gain (loss)	1.25		(1.66)		(0.34)		0.08		(0.12)

Total income (loss) from investment operations	1.74		(1.18)		0.16		0.58		0.40

Less dividends and distributions from:
Net investment income	(0.48)		(0.49)		(0.49)		(0.50)		(0.51)
Net realized gain	—		(0.09)		(0.04)		(0.07)		(0.16)

Total dividends and distributions	(0.48)		(0.58)		(0.53)		(0.57)		(0.67)

Net asset value, end of period	$10.69		$ 9.43		$11.19		$11.56		$11.55

Total Return(1)	18.76%		(10.93)%		1.42%		5.19%		3.46%
Ratios to Average Net Assets:(2)
Total expenses (before expense offset)	0.87	%(3)	0.89	%(3)	0.98	%(3)	0.85	%(4)	0.69%
Total expenses (before expense offset, exclusive of interest and residual trust expenses)	0.83	%(3)	0.81	%(3)	0.79	%(3)	0.78	%(4)	0.69%
Net investment income	4.75	%(3)	4.54	%(3)	4.35	%(3)	4.32	%(4)	4.39%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	—		—
Supplemental Data:
Net assets, end of period, in thousands	$163,066		$141,120		$171,501		$171,530		$162,922
Portfolio turnover rate	21%		12%		7%		10%		17%

(1)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(2)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(3)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period.
The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(4)	Does not reflect the effect of expense offset of 0.01%.
(5)	Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2009		2008		2007		2006		2005
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$ 9.47		$11.24		$11.61		$11.60		$11.87

Income (loss) from investment operations:
Net investment income	0.45		0.45		0.46		0.46		0.47
Net realized and unrealized gain (loss)	1.26		(1.68)		(0.34)		0.08		(0.12)

Total income (loss) from investment operations	1.71		(1.23)		0.12		0.54		0.35

Less dividends and distributions from:
Net investment income	(0.44)		(0.45)		(0.45)		(0.46)		(0.46)
Net realized gain	—		(0.09)		(0.04)		(0.07)		(0.16)

Total dividends and distributions	(0.44)		(0.54)		(0.49)		(0.53)		(0.62)

Net asset value, end of period	$10.74		$ 9.47		$11.24		$11.61		$11.60

Total Return(1)	18.40%		(11.27)%		1.07%		4.82%		3.00%
Ratios to Average Net Assets:(2)
Total expenses (before expense offset)	1.22	%(3)	1.25	%(3)	1.34	%(3)	1.21	%(4)	1.12%
Total expenses (before expense offset, exclusive of interest and residual trust expenses)	1.18	%(3)	1.17	%(3)	1.15	%(3)	1.14	%(4)	1.12%
Net investment income	4.40	%(3)	4.18	%(3)	3.99	%(3)	3.96	%(4)	3.96%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	—		—
Supplemental Data:
Net assets, end of period, in thousands	$36,375		$46,804		$71,528		$99,514		$127,327
Portfolio turnover rate	21%		12%		7%		10%		17%

(1)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(2)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(3)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period.
The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(4)	Does not reflect the effect of expense offset of 0.01%.
(5)	Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2009		2008		2007		2006		2005
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$ 9.45		$11.21		$11.57		$11.57		$11.84

Income (loss) from investment operations:
Net investment income	0.44		0.44		0.44		0.45		0.45
Net realized and unrealized gain (loss)	1.24		(1.67)		(0.32)		0.07		(0.12)

Total income (loss) from investment operations	1.68		(1.23)		0.12		0.52		0.33

Less dividends and distributions from:
Net investment income	(0.43)		(0.44)		(0.44)		(0.45)		(0.44)
Net realized gain	—		(0.09)		(0.04)		(0.07)		(0.16)

Total dividends and distributions	(0.43)		(0.53)		(0.48)		(0.52)		(0.60)

Net asset value, end of period	$10.70		$ 9.45		$11.21		$11.57		$11.57

Total Return(1)	18.09%		(11.31)%		1.04%		4.63%		2.89%
Ratios to Average Net Assets:(2)
Total expenses (before expense offset)	1.32	%(3)	1.35	%(3)	1.44	%(3)	1.31	%(4)	1.22%
Total expenses (before expense offset, exclusive of interest and residual trust expenses)	1.28	%(3)	1.27	%(3)	1.25	%(3)	1.24	%(4)	1.22%
Net investment income	4.30	%(3)	4.08	%(3)	3.89	%(3)	3.86	%(4)	3.86%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	—		—
Supplemental Data:
Net assets, end of period, in thousands	$23,746		$20,884		$26,864		$29,891		$31,911
Portfolio turnover rate	21%		12%		7%		10%		17%

(1)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(2)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(3)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period.
The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(4)	Does not reflect the effect of expense offset of 0.01%.
(5)	Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Financial Highlights continued

	FOR THE YEAR ENDED DECEMBER 31,
	2009		2008		2007		2006		2005
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$ 9.43		$11.19		$11.55		$11.55		$11.82

Income (loss) from investment operations:
Net investment income	0.51		0.51		0.52		0.53		0.54
Net realized and unrealized gain (loss)	1.24		(1.67)		(0.32)		0.07		(0.12)

Total income (loss) from investment operations	1.75		(1.16)		0.20		0.60		0.42

Less dividends and distributions from:
Net investment income	(0.50)		(0.51)		(0.52)		(0.53)		(0.53)
Net realized gain	—		(0.09)		(0.04)		(0.07)		(0.16)

Total dividends and distributions	(0.50)		(0.60)		(0.56)		(0.60)		(0.69)

Net asset value, end of period	$10.68		$ 9.43		$11.19		$11.55		$11.55

Total Return(1)	18.95%		(10.71)%		1.75%		5.45%		3.52%
Ratios to Average Net Assets:(2)
Total expenses (before expense offset)	0.62	%(3)	0.65	%(3)	0.74	%(3)	0.61	%(4)	0.52%
Total expenses (before expense offset, exclusive of interest and residual trust expenses)	0.58	%(3)	0.57	%(3)	0.55	%(3)	0.54	%(4)	0.52%
Net investment income	5.00	%(3)	4.78	%(3)	4.59	%(3)	4.56	%(4)	4.56%
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	—		—
Supplemental Data:
Net assets, end of period, in thousands	$538,473		$522,023		$694,439		$793,282		$848,438
Portfolio turnover rate	21%		12%		7%		10%		17%

(1)	Calculated based on the net asset value as of the last business day of the period.
(2)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(3)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period.
The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(4)	Does not reflect the effect of expense offset of 0.01%.
(5)	Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Tax-Exempt Securities Trust
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Tax-Exempt Securities Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Tax-Exempt Securities Trust (the “Fund”), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Tax-Exempt Securities Trust as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 25, 2010

Morgan Stanley Tax-Exempt Securities Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

Morgan Stanley Tax-Exempt Securities Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect The Security and Confidentiality of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal

Morgan Stanley Tax-Exempt Securities Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

information about you, and we require them to adhere to confidentiality standards with respect to such information.

4.	How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies – such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6.	How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 869-6397 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Morgan Stanley Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In

Morgan Stanley Tax-Exempt Securities Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice To Residents Of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Morgan Stanley Tax-Exempt Securities Trust
Trustee and Officer Information (unaudited)

Independent Trustees:

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee***

Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator–Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.	162	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	164	Director of various business organizations.

Morgan Stanley Tax-Exempt Securities Trust
Trustee and Officer Information (unaudited) continued

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee***

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Tax-Exempt Securities Trust
Trustee and Officer Information (unaudited) continued

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee***

Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	162	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

W. Allen Reed (62)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Morgan Stanley Tax-Exempt Securities Trust
Trustee and Officer Information (unaudited) continued

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee***

Fergus Reid (77) c/o Joe Pietryka, Inc 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Interested	Other Directorships
Interested Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Interested Trustee***

James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) (the “Retail Funds”) or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the “Institutional Funds”).
**	The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).
***	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.
†	For the period September 26, 2008 through February 5, 2009, W. Allen Reed was an Interested Trustee. At all other times covered by this report, Mr. Reed was an Independent Trustee.

Morgan Stanley Tax-Exempt Securities Trust
Trustee and Officer Information (unaudited) continued

Executive Officers:

Term of
Office and
	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Randy Takian (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Francis J. Smith (44) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002 to July 2003).

Morgan Stanley Tax-Exempt Securities Trust
Trustee and Officer Information (unaudited) continued

Term of
Office and
	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Mary E. Mullin (42) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

2009 Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2009. The Fund designated 100% of its income dividends as tax-exempt income dividends.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c)  2010 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Tax-Exempt
Securities Trust

Annual Report

December 31, 2009

TAXANN
IU10-00752P-Y12/09

Item 2. Code of Ethics.
(a) The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.
(b) No information need be disclosed pursuant to this paragraph.
(c) Not applicable.
(d) Not applicable.
(e) Not applicable.
(f)
(1)	The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

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Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2009	Registrant			Covered Entities(1)
Audit Fees		$55,700			N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)		$6,909,000	(2)
Tax Fees		$5,165	(3)		$1,013,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$5,165			$7,922,000

Total		$60,865			$7,922,000

2008	Registrant			Covered Entities(1)
Audit Fees		$56,900		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,418,000	(2)
Tax Fees		$5,165	(3)	$881,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$5,165		$7,299,000

Total		$62,065		$7,299,000

N/A-	Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)	All other fees represent project management for future business applications and improving business and operational processes.

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(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
APPENDIX A
AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS
AS ADOPTED AND AMENDED JULY 23, 2004,1
     1. Statement of Principles
The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.
The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

[1]	This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

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The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.
The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
     2. Delegation
As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
     3. Audit Services
The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     4. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters

5

not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     5. Tax Services
The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.
Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     6. All Other Services
The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     7. Pre-Approval Fee Levels or Budgeted Amounts
Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.
     8. Procedures
All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be

6

rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.
     9. Additional Requirements
The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
     10. Covered Entities
Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

7

Morgan Stanley Retail Funds
Morgan Stanley Investment Advisors Inc.
Morgan Stanley & Co. Incorporated
Morgan Stanley DW Inc.
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Van Kampen Asset Management
Morgan Stanley Services Company, Inc.
Morgan Stanley Distributors Inc.
Morgan Stanley Trust FSB
Morgan Stanley Institutional Funds
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Advisors Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Morgan Stanley & Co. Incorporated
Morgan Stanley Distribution, Inc.
Morgan Stanley AIP GP LP
Morgan Stanley Alternative Investment Partners LP
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a)	The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.
(b) Not applicable.
Item 6. Schedule of Investments
(a) Refer to Item 1.
(b) Not applicable.

8

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Applicable only to reports filed by closed-end funds.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable only to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

9

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Tax-Exempt Securities Trust
/s/ Randy Takian
Randy Takian
Principal Executive Officer
February 18, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Randy Takian
Randy Takian
Principal Executive Officer
February 18, 2010
/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 18, 2010

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